UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 14, 2007

HealthSouth Corporation

(Exact name of Registrant as specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

One HealthSouth Parkway, Birmingham, Alabama 35243

(Address of Principal Executive Offices, Including Zip Code)

(205) 967-7116

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

In November 2007, representatives of HealthSouth Corporation, a Delaware corporation (the “Company”), will make presentations at investment banking conferences using slides containing the information attached to this Current Report on Form 8-K as Exhibit 99. The presentation will provide an overview of the post-acute care marketplace and will address the Company’s post-acute strategy and growth expectations.

References herein to “we,” “our,” or “us” refer to the Company and its subsidiaries unless otherwise stated or indicated by context. The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by reference in such a filing.

Note Regarding Presentation of Non-GAAP Financial Measures

The financial data contained in the presentation includes non-GAAP financial measures, including “Adjusted Consolidated EBITDA.” The Company continues to believe Adjusted Consolidated EBITDA under its Credit Agreement is a measure of leverage capacity, its ability to service our debt, and its ability to make capital expenditures. However, as we continue to deleverage our balance sheet and the large, non-ordinary course charges related to the “sins of the past” are behind us, this measure will become less significant.

We use Adjusted Consolidated EBITDA on a consolidated basis as a liquidity measure. We believe this financial measure on a consolidated basis is important in analyzing our liquidity because it is the key component of certain material covenants contained within our Credit Agreement, which is discussed in more detail in the Company’s Current Report on Form 8-K filed on March 30, 2007 (the “March 2007 Form 8-K”). These covenants are material terms of the Credit Agreement, and the Credit Agreement represents a substantial portion of our capitalization.

In general terms, the definition of Adjusted Consolidated EBITDA, per our Credit Agreement, allows us to add back to Adjusted Consolidated EBITDA all unusual non-cash items or non-recurring items. These items include, but may not be limited to, (1) expenses associated with government, class action, and related settlements, (2) fees, costs, and expenses related to our recapitalization transactions, (3) any losses from discontinued operations and closed locations, (4) charges in respect of professional fees for reconstruction and restatement of financial statements, including fees paid to outside professional firms for matters related to internal controls and legal fees for continued litigation defense and support matters discussed in Note 25, Contingencies and Other Commitments, to the consolidated financial statements included in our March 2007 Form 8-K, (5) compensation expenses recorded in accordance with FASB Statement No. 123 (R), Share-Based Payment, (6) investment and other income (including interest income), and (7) fees associated with our divestiture activities. We reconcile Adjusted Consolidated EBITDA to Net income (loss).

However, Adjusted Consolidated EBITDA is not a measure of financial performance under generally accepted accounting principles in the United States of America (“GAAP”), and the items excluded from Adjusted Consolidated EBITDA are significant components in understanding and assessing financial performance. Therefore, Adjusted Consolidated EBITDA should not be considered a substitute for Net income (loss) or cash flows from operating, investing, or financing activities. Because Adjusted Consolidated EBITDA is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, Adjusted Consolidated EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Revenues and expenses are measured in accordance with the policies and procedures described in the March 2007 Form 8-K.

Our Adjusted Consolidated EBITDA for the three and nine months ended September 30, 2007 and 2006 was as follows:

Reconciliation of Net Income (Loss) to Adjusted Consolidated EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
	(In Millions)
Net income (loss)	$ 287.6	$ (76.1)	$ 699.2	$ (553.7)
(Income) loss from discontinued operations	(37.6)	18.0	(475.7)	35.4
Provision for income tax (benefit) expense	(281.1)	2.1	(288.2)	21.0
Loss on interest rate swap	21.4	28.7	6.8	13.9
Interest expense and amortization of debt discounts
and fees	60.2	56.8	177.9	176.8
Loss on early extinguishment of debt	2.2	–	19.9	365.6
Government, class action, and related settlements	3.9	28.4	(31.7)	49.9
Net noncash loss on disposal of assets	0.6	1.1	2.2	5.3
Impairment charges	0.4	–	15.1	–
Depreciation and amortization	19.9	20.7	57.8	63.3
Professional fees—accounting, tax, and legal	9.2	23.1	44.3	99.4
Compensation expense under FASB Statement
No. 123(R)	2.0	3.6	8.1	11.6
Restructuring activities under FASB Statement No. 146	–	–	–	0.3
Sarbanes-Oxley related costs	–	0.9	0.3	4.2
Adjusted Consolidated EBITDA	$ 88.7	$ 107.3	$ 236.0	$ 293.0

Reconciliation of Adjusted Consolidated EBITDA to Net Cash Used in Operating Activities

	Nine Months Ended September 30,
	2007	2006
	(In Millions)
Adjusted Consolidated EBITDA	$ 236.0	$ 293.0
Compensation expense under FASB Statement No. 123(R)	(8.1)	(11.6)
Sarbanes-Oxley related costs	(0.3)	(4.2)
Provision for doubtful accounts	26.6	25.9
Professional fees—accounting, tax, and legal	(44.3)	(99.4)
Interest expense and amortization of debt discounts and fees	(177.9)	(176.8)
(Gain) loss on sale of investments	(12.3)	0.7
Equity in net income of nonconsolidated affiliates	(7.4)	(6.8)
Minority interests in earnings of consolidated affiliates	23.2	22.8
Amortization of debt discounts and fees	6.1	16.3
Distributions from nonconsolidated affiliates	3.6	4.3
Stock-based compensation	6.1	9.0
Current portion of income tax benefit (expense)	290.9	(8.7)
Change in assets and liabilities	(343.5)	(87.4)
Change in government, class action, and related settlements liability	(110.3)	(87.2)
Other operating cash (used in) provided by discontinued operations	(34.5)	32.6
Other	0.5	(1.8)
Net Cash Used in Operating Activities	$ (145.6)	$ (79.3)

Forward-Looking Statements

The information contained in the presentation includes certain estimates, projections, and other forward-looking information that reflect the Company’s current views with respect to future events and financial performance. These estimates, projections, and other forward-looking information are based on assumptions that the Company believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.

There can be no assurance that any estimates, projections, or forward-looking information will be realized.

All such estimates, projections and forward-looking information speak only as of the date hereof. The Company undertakes no duty to publicly update or revise the information contained herein.

You are cautioned not to place undue reliance on the estimates, projections, and other forward-looking information in the presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors, including those set forth in our Quarterly Reports on Form 10-Q for the quarterly periods ended March 30, 2007, June 30, 2007 and September 30, 2007 and in other documents that the Company previously filed with the SEC, many of which are beyond the Company’s control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSOUTH CORPORATION

By:	/S/ JOHN P. WHITTINGTON
Name: John P. Whittington
Title: Executive Vice President, General Counsel and Corporate Secretary

Dated:	November 14, 2007

EXHIBIT INDEX

Exhibit No.	Description
99	Text of slide presentation of HealthSouth Corporation used in connection with the Company’s November 2007 presentations at investment banking conferences.